MALIBU BOATS PTY LTD

FINANCIAL REPORT
FOR THE YEAR ENDED 30 JUNE 2014 AND 2013

MALIBU BOATS PTY LTD

MALIBU BOATS PTY LTD

AUDITOR’S INDEPENDENCE DECLARATION

As lead auditor for the audit of the financial report of Malibu Boats Pty Ltd for the years ended 30 June 2014 and 2013, I declare that, to the best of my knowledge and belief, there have been no contraventions of:

(i)     the auditor independence requirements of the Australian professional accounting bodies; and

(ii)     any applicable code of professional conduct in relation to the audit.

/s/ RSM Bird Cameron
RSM BIRD CAMERON

/s/ R B Miano
R B MIANO
Director

20 October 2014
Melbourne, VIC

INDEPENDENT AUDITOR’S REPORT

TO THE MEMBERS OF

MALIBU BOATS PTY LTD

We have audited the accompanying financial report of Malibu Boats Pty Ltd (“the company”), which comprises the statements of financial position as at 30 June 2014 and 2013, and the statements of profit and loss and other comprehensive income, statements of changes in equity and statements of cash flows for each of the years then ended, notes comprising a summary of significant accounting policies and other explanatory information and the directors' declaration.

Directors’ Responsibility for the Financial Report

The directors of the company are responsible for the preparation and fair presentation of the financial report in accordance with Australian Accounting Standards and for such internal control as the directors determine is necessary to enable the preparation of the financial report that is free from material misstatement, whether due to fraud or error. In Note 1, the directors also state, in accordance with Accounting Standard AASB 101 Presentation of Financial Statements, that the financial statements comply with International Financial Reporting Standards, as issued by the International Accounting Standards Board (‘IASB’).

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial report based on our audit. We conducted our audits in accordance with US Generally Accepted Auditing Standards and Australian Auditing Standards. These Auditing Standards require that we comply with relevant ethical requirements relating to audit engagements and plan and perform the audit to obtain reasonable assurance about whether the financial report is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial report. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial report, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial report in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial report.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Independence

In conducting our audit, we have complied with the independence requirements of the Australian professional accounting bodies.

Opinion

In our opinion:

(a)
the financial report presents fairly, in all material respects, the financial position of Malibu Boats Pty Ltd as at 30 June 2014 and 2013 and its financial performance and cash flows for each of the years then ended in accordance with Australian Accounting Standards;

(b)	the financial report also complies with International Financial Reporting Standards as issued by the IASB, as disclosed in Note 1; and

(c)
the financial report Note 1 accurately describes the differences between the financial statements presented in accordance with International Financial Reporting Standards and the financial statements if they were presented in accordance with Generally Accepted Accounting Principles in the United States of America.

/s/ RSM Bird Cameron
RSM BIRD CAMERON

/s/ R B Miano
R B MIANO
Director

Melbourne, VIC
21 October 2014

MALIBU BOATS PTY LTD

Statement of Profit and Loss and Other Comprehensive Income
For the years ended 30 June 2014 and 2013

	Notes	2014	2013
		$	$

Revenue	2	22,736,196	20,968,488
Cost of sales		(13,863,075)	(13,368,287)
		8,873,121	7,600,201

Other income	2	185,753	300,096
Employee benefits expense		(3,716,323)	(3,500,919)
Finance Costs		(171,246)	(177,212)
Licences and royalties expense		(693,860)	(639,847)
Depreciation expense		(309,130)	(224,628)
Occupancy expenses		(336,520)	(331,094)
Other expenses		(667,384)	(672,828)
Profit/(Loss) before income tax	3	3,164,412	2,353,769
Income tax expense	4	(1,062,451)	(786,541)
Profit/(Loss) for the year		2,101,961	1,567,228

Other comprehensive income for the year		—	—

Total comprehensive income/(loss) for the year		2,101,961	1,567,228

The above Statement of Profit and Loss and Other Comprehensive Income should be read in conjunction with the accompanying notes.

MALIBU BOATS PTY LTD

Statement of Financial Position
As at 30 June 2014 and 2013

	Notes	2014	2013
		$	$
Assets
Current Assets
Cash and cash equivalents	8	5,358,912	6,363,304
Trade receivables	9	706,607	92,476
Related party receivables	9	1,911,445	1,252,756
Inventories	10	4,544,288	3,745,893
Other assets	11	35,123	26,955
Total Current Assets		12,556,375	11,481,384

Non-Current Assets
Plant and equipment	12	1,212,927	1,506,588
Intangible assets	13	9,425	9,425
Deferred tax assets	14	256,032	238,327
Total Non-Current Assets		1,478,384	1,754,340

Total Assets		14,034,759	13,235,724

Liabilities
Current Liabilities
Trade payables	15	786,721	2,022,127
Related party payables	15	—	557,089
Borrowings	16	655,695	—
Provisions	17	694,722	633,777
Current tax liabilities	14	450,224	138,822
Other liabilities	18	15,000	18,443
Total Current Liabilities		2,602,362	3,370,259

Non-Current Liabilities
Provisions	17	11,190	11,430
Total Non-Current Liabilities		11,190	11,430

Total Liabilities		2,613,552	3,381,689
Net Assets		11,421,207	9,854,035

Equity
Issued capital	19	10	10
Retained profits		11,421,197	9,854,025
Total Equity		11,421,207	9,854,035

The above Statement of Financial Position should be read in conjunction with the accompanying notes.

MALIBU BOATS PTY LTD

Statement of Changes in Equity
For the years ended 30 June 2014 and 2013

	Notes	Issued capital	Retained earnings	Total Equity
		$	$	$

Balance at 1 July 2012		10	9,399,351	9,399,361
Profit for the year			1,567,228	1,567,228
Other comprehensive income for the year			—	—
Dividends paid	7		(1,112,554)	(1,112,554)

Balance at 30 June 2013		10	9,854,025	9,854,035

Balance at 1 July 2013		10	9,854,025	9,854,035
Profit for the year			2,101,961	2,101,961
Other comprehensive income for the year			—	—
Dividends paid	7		(534,789)	(534,789)

Balance at 30 June 2014		10	11,421,197	11,421,207

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

MALIBU BOATS PTY LTD

Statement of Cash Flows
For the years ended 30 June 2014 and 2013

	Notes	2014	2013
		$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers		24,120,922	22,988,477
Payments to suppliers and employees		(23,215,326)	(19,832,117)
Interest received		143,204	248,263
Finance costs		(171,246)	(177,212)
Income tax paid		(768,754)	(698,438)
Net cash provided by/(used in) operating activities	22(b)	108,800	2,528,973

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of plant and equipment		363,394	68,018
Purchase of plant and equipment		(735,350)	(879,216)
Net cash provided by/(used in) investing activities		(371,956)	(811,197)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings		655,695	—
Loans (to)/from related parties		(862,143)	734,184
Payment of dividends		(534,789)	(1,112,554)
Net cash provided by/(used in) financing activities		(741,237)	(378,370)

Net increase/(decrease) in cash and cash equivalents held		(1,004,392)	1,339,405
Cash and cash equivalents at beginning of year		6,363,304	5,023,899
Cash and cash equivalents at end of year	22(a)	5,358,912	6,363,304

The above Statement of Cash Flows should be read in conjunction with the accompanying notes.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Malibu Boats Pty Ltd is a company limited by shares, incorporated and domiciled in Australia.

Basis of Preparation

These general purpose financial statements have been prepared in accordance with Australian Accounting Standards and Interpretations of the Australian Accounting Standards Board and International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB). The company is a for-profit entity for financial reporting purposes under Australian Accounting Standards. Material accounting policies adopted in the preparation of these financial statements are presented below and have been consistently applied unless stated otherwise.

The financial statements, except for cash flow information, have been prepared on an accruals basis and are based on historical costs, modified, where applicable, by the measurement at fair value of selected non-current assets, financial assets and financial liabilities. The amounts presented in the financial statements have been rounded to the nearest dollar.

Unless otherwise stated all amounts disclosed in these financial statements are in Australian dollars.

A review of the differences between these general purpose financial statements prepared in accordance with International Financial Reporting Standards as issued by the IASB and United States Generally Accepted Accounting Principles (US GAAP) has revealed no material differences, other than shareholder receivables being reported as current assets which would be a reduction to equity under US GAAP. This would have the effect of reducing equity by $1,911,445 and $1,252,756 at 30 June 2014 and 2013, respectively.

Accounting Policies

(a). Income Tax

The income tax expense (revenue) for the year comprises current income tax expense (income) and deferred tax expense (income).

Current income tax expense charged to the profit or loss is the tax payable on taxable income calculated using applicable income tax rates enacted, or substantially enacted, as at the end of the reporting period. Current tax liabilities (assets) are therefore measured at the amounts expected to be paid to (recovered from) the relevant taxation authority.

Deferred income tax expense reflects movements in deferred tax asset and deferred tax liability balances during the year as well as unused tax losses.

Current and deferred income tax expense (income) is charged or credited directly to equity instead of the profit or loss when the tax relates to items that are credited or charged directly to equity.

Deferred tax assets and liabilities are ascertained based on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets also result where amounts have been fully expensed but future tax deductions are available. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(a). Income Tax (Cont.)

Deferred tax assets and liabilities are calculated at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled, based on tax rates enacted or substantively enacted at the end of the reporting period. Their measurement also reflects the manner in which management expects to recover or settle the carrying amount of the related asset or liability.

Deferred tax assets relating to temporary differences and unused tax losses are recognised only to the extent that it is probable that future taxable profit will be available against which the benefits of the deferred tax asset can be utilised.

Current tax assets and liabilities are offset where a legally enforceable right of set-off exists and it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur. Deferred tax assets and liabilities are offset where a legally enforceable right of set-off exists, the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur in future periods in which significant amounts of deferred tax assets or liabilities are expected to be recovered or settled.

(b). Fair Value of Assets and Liabilities

Fair value is the price the company would receive to sell an asset or would have to pay to transfer a liability in an orderly (ie unforced) transaction between independent, knowledgeable and willing market participants at the measurement date.

The company does not measure any of its assets and liabilities at fair value on either a recurring or non-recurring basis.

(c). Inventories

Inventories are measured at the lower of cost and net realisable value. The cost of manufactured products includes direct materials, direct labour and an appropriate portion of variable and fixed overheads. Overheads are applied on the basis of normal operating capacity. Costs are assigned on a first-in, first-out basis.

(d). Plant and Equipment

Each class of plant and equipment is carried at cost or fair value as indicated less, where applicable, any accumulated depreciation and impairment losses.

Plant and equipment are measured on the cost basis.

Depreciation

The depreciable amount of all fixed assets, excluding freehold land, is depreciated on a straight-line basis over the asset’s useful life to the company commencing from the time the asset is held ready for use.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(d). Plant and Equipment (Cont.)

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset                Depreciation Rate
Plant & equipment                4.5-50%
Motor vehicles                    13.33-25%

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the statement of comprehensive income.

(e). Financial Instruments

Initial recognition and measurement

Financial assets and financial liabilities are recognised when the entity becomes a party to the contractual provisions of the instrument. For financial assets, this is equivalent to the date that the company commits itself to either purchase or sell the asset (ie trade date accounting is adopted).

Financial instruments are initially measured at fair value plus transaction costs, except where the instrument is classified “at fair value through profit or loss”, in which case transaction costs are recognised as expenses in profit or loss immediately.

Classification and subsequent measurement

Financial instruments are subsequently measured at cost.

i. Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are subsequently measured at cost.

ii. Financial liabilities

Non-derivative financial liabilities other than financial guarantees are subsequently measured at cost.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(e). Financial Instruments (Cont.)

Impairment

At the end of each reporting period, the company assesses whether there is objective evidence that a financial asset has been impaired. A financial asset (or a group of financial assets) is deemed to be impaired if, and only if, there is objective evidence of impairment as a result of one or more events (a “loss event”) having occurred, which has an impact on the estimated future cash flows of the financial asset(s).

In the case of financial assets carried at cost, loss events may include: indications that the debtors (or a group of debtors) are experiencing significant financial difficulty, default or delinquency in interest or principal payments; indications that they will enter bankruptcy or other financial reorganisation; and changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at cost (including loans and receivables), a separate allowance account is used to reduce the carrying amount of financial assets impaired by credit losses. After having taken all possible measures of recovery, if management establishes that the carrying amount cannot be recovered by any means, at that point the written-off amounts are charged to the allowance account, or the carrying amount of impaired financial assets is reduced directly if no impairment amount was previously recognised in the allowance account.

Derecognition

Financial assets are derecognised when the contractual rights to receipt of cash flows expire or the asset is transferred to another party whereby the entity no longer has any significant continuing involvement in the risks and benefits associated with the asset. Financial liabilities are derecognised when the related obligations are discharged, cancelled or have expired. The difference between the carrying amount of the financial liability extinguished or transferred to another party and the fair value of consideration paid, including the transfer of non-cash assets or liabilities assumed, is recognised in profit or loss.

(f). Impairment of Assets

At the end of each reporting period, the company assesses whether there is any indication that an asset may be impaired. If such an indication exists, an impairment test is carried out on the asset by comparing the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the statement of comprehensive income.

Where it is not possible to estimate the recoverable amount of an individual asset, the company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

Impairment testing is performed annually for intangible assets with indefinite lives.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(g). Employee Benefits

Short-term employee benefits

Provision is made for the company’s obligation for short-term employee benefits. Short-term employee benefits are benefits (other than termination benefits) that are expected to be settled wholly before 12 months after the end of the annual reporting period in which the employees render the related service, including wages, salaries and sick leave. Short-term employee benefits are measured at the (undiscounted) amounts expected to be paid when the obligation is settled.

The company’s obligations for short-term employee benefits such as wages, salaries and sick leave are recognised as a part of current trade and other payables in the statement of financial position.

Other long-term employee benefits

Provision is made for employees’ long service leave and annual leave entitlements not expected to be settled wholly within 12 months after the end of the annual reporting period in which the employees render the related service. Other long-term employee benefits are measured at the present value of the expected future payments to be made to employees. Expected future payments incorporate anticipated future wage and salary levels, durations of service and employee departures and are discounted at rates determined by reference to market yields at the end of the reporting period on government bonds that have maturity dates that approximate the terms of the obligations. Upon the remeasurement of obligations for other long-term employee benefits, the net change in the obligation is recognised in profit or loss as a part of employee benefits expense.

The company’s obligations for long-term employee benefits are presented as non-current provisions in its statement of financial position, except where the company does not have an unconditional right to defer settlement for at least 12 months after the end of the reporting period, in which case the obligations are presented as current provisions.

(h). Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured. Provisions are measured using the best estimate of the amounts required to settle the obligation at the end of the reporting period.

(i). Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less.

(j). Revenue and Other Income

Revenue from the sale of goods is recognised at the point of delivery as this corresponds to the transfer of significant risks and rewards of ownership of the goods and the cessation of all involvement in those goods.

All revenue is stated net of the amount of goods and services tax (GST).

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(k). Trade and Other Receivables

Trade and other receivables include amounts due from customers for goods sold and services performed in the ordinary course of business. Receivables expected to be collected within 12 months of the end of the reporting period are classified as current assets. All other receivables are classified as non-current assets.

Trade and other receivables are initially recognised at fair value and subsequently measured at cost less any provision for impairment.

(l). Trade and Other Payables

Trade and other payables represent the liabilities for goods and services received by the entity that remain unpaid at the end of the reporting period. The balance is recognised as a current liability with the amounts normally paid within 30 days of recognition of the liability.

(m). Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Tax Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the statement of financial position are shown inclusive of GST.

Cash flows are presented in the statement of cash flows on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

(n). Comparative Figures

Comparative figures have been adjusted to conform to changes in presentation for the current financial year where required by Accounting Standards or as a result of changes in accounting policy.

(o). Critical Accounting Estimates and Judgments

The directors evaluate estimates and judgments incorporated into the financial statements based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the company.

Key estimates

Warranty provision

Management determine the warranty provision based on historical warranty claims and estimates of associated internal costs. The provision is measured at the present value of the expected future payments.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(p) New and Amended Accounting Policies Adopted by the company

The company has applied the following standards and amendments for the first time in their annual reporting period commencing 1 July 2013:

i.	AASB 13 Fair Value Measurement and AASB 2011-8 Amendments to Australian Accounting Standards arising from AASB 13.

AASB 13 Fair Value Measurement aims to improve consistency and reduce complexity by providing a precise definition of fair value and a single source of fair value measurement and disclosure requirements for all Australian Accounting Standards.

This change had no financial impact on the measurement of the company’s financial assets and financial liabilities.

ii.	AASB 119 Employee Benefits (September 2011) and AASB 2011-10 Amendments to Australian Accounting Standards arising from AASB 119 (September 2011).

The adoption of the revised AASB 119 Employee Benefits resulted in a change to the company’s accounting policy for the annual leave obligations. As the company does not expect all annual leave to be taken within 12 months of the respective service being provided, annual leave obligations are now classified entirely as a long-term employee benefit for measurement purposes. This classification results in measuring the entire obligation on a discounted basis. The impact of this change was insignificant since the majority of the leave is still expected to be taken within a short period after the end of the current year.

However, as the company does not have an unconditional right to defer settlement of these liabilities for at least twelve months after the reporting period, the entire annual leave liability is classified for presentation purposes as a current liability in the Statement of Financial Position (refer to Note 1 (g)).

(q). New Accounting Standards for Application in Future Periods

At the date of this financial report the following standards and interpretations, which may impact the entity in the period of initial application, have been issued but are not yet effective. Other than changes to disclosure formats, it is not expected that the initial application of these Standards and Interpretations in the future will have any material impact.

Reference	Title	Summary	Application date (financial years beginning)
AASB 9	Financial Instruments	Replaces the requirements of AASB 139 for the classification and measurement of financial assets. This is the result of the first part of Phase 1 of the IASB’s project to replace IAS 39.	1 January 2015 (Changed to 1 January 2017 by AASB 2013-9C)
2009-11	Amendments to Australian Accounting Standards arising from AASB 9	Amends AASB 1, 3, 4, 5, 7, 101, 102, 108, 112, 118, 121, 127, 128, 131, 132, 136, 139, 1023 and 1038 and Interpretations 10 and 12 as a result of the issuance of AASB 9.	1 January 2015

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(q). New Accounting Standards for Application in Future Periods (Cont.)

Reference	Title	Summary	Application date (financial years beginning)
2010-7	Amendments to Australian Accounting Standards arising from AASB 9 (December 2010)	Amends AASB 1, 3, 4, 5, 7, 101, 102, 108, 112, 118, 120, 121, 127, 128, 131, 132, 136, 137, 139, 1023 & 1038 and Interpretations 2, 5, 10, 12, 19 & 127 for amendments to AASB 9 in December 2010	1 January 2015
AASB 14	Regulatory Deferral Accounts
Specifies the financial reporting requirements for regulatory deferral account balances that arise when an entity provides goods or services to customers at a price or rate that is subject to rate regulation.
1 January 2016
2012-3	Amendments to Australian Accounting Standards – Offsetting Financial Assets and Financial Liabilities	This Standard adds application guidance to AASB 132 to address inconsistencies identified in applying some of the offsetting criteria of AASB 132.	1 January 2014
2013-4	Amendments to Australian Accounting Standards – Novation of Derivatives and Continuation of Hedge Accounting
This Standard amends AASB 139 to permit the continuation of hedge accounting in circumstances where a derivative, which has been designated as a hedging instrument, is novated from one counterparty to a central counterparty as a consequence of laws or regulations.
1 January 2014
2013-9B	Amendments to Australian Accounting Standards – Conceptual Framework, Materiality and Financial Instruments	Part B of 2013-9 makes amendments to particular Australian Accounting Standards to delete references to AASB 1031, and makes various editorial corrections to Australian Accounting Standards.	1 January 2014
2013-9C	Amendments to Australian Accounting Standards – Conceptual Framework, Materiality and Financial Instruments
Part C of AASB 2013-9 amends AASB 9 to add Chapter 6 Hedge accounting, to permit “own credit risk” requirements to be applied without applying the other requirements of AASB 9 at the same time, to amend the mandatory effective date of
AASB 9 to 1 January 2017 and to amend the reduced disclosure requirements for AASB 7 and AASB 101.
1 January 2015

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(q). New Accounting Standards for Application in Future Periods (Cont.)

Reference	Title	Summary	Application date (financial years beginning)
2014-1A	Amendments to Australian Accounting Standards	Part A of 2014-1 amends various standards as a result of the annual improvements process	1 July 2014
2014-1B	Amendments to Australian Accounting Standards	Part B of AASB 2014-1 makes amendments to AASB 119 Employee Benefits in relation to the requirements for contributions from employees or third parties that are linked to service.	1 July 2014
2014-1C	Amendments to Australian Accounting Standards	Part C of AASB 2014-1 makes amendments to particular Australian Accounting Standards to delete their references to AASB 1031.	1 July 2014
2014-1D	Amendments to Australian Accounting Standards	Part D of AASB 2014-1 makes amendments to AASB 1 First-time Adoption of Australian Accounting Standards, which arise from the issuance of AASB 14 Regulatory Deferral Accounts in June 2014.	1 July 2014
AASB 1031	Materiality	Re-issuance of AASB 1031	1 January 2014

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
NOTE 2. REVENUE AND OTHER INCOME
Revenue:
Sale of goods	22,736,196	20,968,488

Other income:
Interest income	143,204	248,263
Sundry income	42,549	51,833
	22,921,949	21,268,584

NOTE 3. PROFIT/(LOSS) FOR THE YEAR
Profit for the year has been arrived at after charging the
following items of expense:
Loss on disposal of assets	2,851	29,851

NOTE 4. INCOME TAX EXPENSE
The components of tax expense comprise:
Current tax	1,080,156	811,050
Deferred tax	(17,705)	(24,509)
	1,062,451	786,541

The prima facie tax on profit form ordinary activities before income tax is reconciled to the income tax as follows:
Prima facie tax payable on profit form ordinary activities before
income tax at 30% (2013: 30%)	949,324	706,131

Add tax effect of:
- other non-allowable items	113,128	80,410

Income tax attributable to entity	1,062,451	786,541

The applicable weighted average effective tax rates are as	34%	33%
follows:

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
Note 5. KEY MANAGEMENT PERSONNEL
COMPENSATION
The totals of remuneration paid to key management personnel (KMP) of the Group during the year are as follows:

Short-term employee benefits	731,634	653,508

For details of other transactions with KMP, refer to Note 24:
Related Party Transactions.

NOTE 6. AUDITORS' REMUNERATION
Remuneration of the auditor for:
Auditing the financial statements	35,000	35,000
Taxation services	8,000	8,000
	43,000	43,000

NOTE 7. DIVIDENDS
Distributions paid:
Declared dividend franked at the tax rate of 30% (2013: 30%)	534,789	1,112,554

NOTE 8. CASH AND CASH EQUIVALENTS
Cash at bank	1,975,116	3,052,869
Short-term bank deposits	3,383,796	3,310,435
	5,358,912	6,363,304

The effective interest rate on short-term bank deposits was 3.85% (2013: 4.42%); these deposits have an average maturity of between 6 months to 1 year.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
NOTE 9. TRADE AND RELATED PARTY RECEIVABLES
Trade receivables	706,607	92,476

Receivables from related entities	1,911,445	1,252,756

The above receivables from related entities were satisfied by payment of a dividend post year end. Refer to Note 23.

Credit risk

The company has a concentration of credit risk with respect to a three major debtors which accounts for 63% of revenue (2013: 65%). The main source of credit risk to the company is considered to relate to the class of assets described as “trade and other receivables”. However this risk it mitigated to a large extent as the sales are made under a floor plan arrangement with GE Commercial. Under this arrangement the company’s debtors only receive goods after approval of finance.

The following table details the company’s trade and other receivables exposed to credit risk (prior to collateral and other credit enhancements) with ageing analysis and impairment provided for thereon. Amounts are considered as “past due” when the debt has not been settled within the terms and conditions agreed between the company and the customer or counterparty to the transaction. Receivables that are past due are assessed for impairment by ascertaining solvency of the debtors and are provided for where there are specific circumstances indicating that the debt may not be fully repaid to the company.

The balances of receivables that remain within initial trade terms (as detailed in the table below) are considered to be of high credit quality.

				Past Due but Not Impaired
	Gross Amount	Past Due and Impaired	<30 days	31-60 days	61-90 days	90 days	Within Initial Trade Terms
	$	$	$	$	$	$	$
2014
Trade receivables	706,607	—	14,609	11,430	5,625	—	674,943
Receivables from related entities	1,911,445	—	—	—	—	—	1,911,445
	2,618,052	—	14,609	11,430	5,625	—	2,586,388

2013
Trade receivables	92,476	—	7,840	5,461	14,413	—	64,762
Receivables from related entities	1,252,756	—	—	—	—	—	1,252,756
	1,345,232	—	7,840	5,461	14,413	—	1,317,518

Collateral pledged

No collateral is held over trade and other receivables.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
NOTE 10. INVENTORIES
At cost:
Raw materials	4,287,104	3,713,591
Work in progress	150,822	125,685
Finished goods	281,187	81,442
Less provision of obsolescence	(174,825)	(174,825)
	4,544,288	3,745,893

NOTE 11. OTHER ASSETS
Prepayments	27,298	25,609
Sundry assets	7,825	1,346
	35,123	26,955

NOTE 12. PLANT AND EQUIPMENT
Plant & equipment at cost	1,615,718	1,412,008
Less accumulated depreciation	(759,037)	(768,464)
	856,681	643,544

Motor vehicles at cost	692,035	1,192,747
Less accumulated depreciation	(335,789)	(329,702)
	356,246	863,045

Total plant and equipment	1,212,927	1,506,588

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 12. PLANT AND EQUIPMENT (CONT.)
Movement in the carrying amounts for each class of property, plant and equipment between the beginning and the end of the current financial year:
	Plant & equipment at cost	Motor vehicles at cost	Total
	$	$	$
Balance at 1 July 2012	346,706	603,165	949,870
Additions	430,432	448,784	879,216
Disposals	(29,942)	(67,928)	(97,870)
Depreciation expense	(103,652)	(120,976)	(224,628)
Balance at 30 June 2013	643,544	863,045	1,506,588

Balance at 1 July 2013	643,544	863,045	1,506,588
Additions	735,350	—	735,350
Disposals	(307,525)	(412,357)	(719,882)
Depreciation expense	(214,688)	(94,442)	(309,130)
Balance at 30 June 2014	856,681	356,246	1,212,927

	2014	2013
	$	$
NOTE 13. INTANGIBLE ASSETS
Trademarks	9,425	9,425

NOTE 14. TAX
Liabilities
CURRENT
Current tax liabilities	450,224	138,822

Assets
NON-CURRENT
Deferred tax asset	264,221	246,010
Deferred tax liabilities	(8,189)	(7,683)
	256,032	238,327

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 14. TAX (CONT.)

Movement in the carrying amounts for deferred tax asset and deferred tax liability between the beginning and the end of the current financial year:
	Opening Balance	(Charged)/Credited to Profit or Loss	(Charged)/Credited Directly to Equity	Closing Balance
	$	$	$	$
2013
Deferred tax asset on:	94,018	11,435	—	105,452
Provision - Employee benefits	75,714	12,396	—	88,110
Provision - Warranty	52,448	—	—	52,448
Provision - Stock obsolescence	222,179	23,830	—	246,010

Deferred tax liability on:
Prepayments	(8,362)	679	—	(7,683)
	213,818	24,509	—	238,327

2014
Deferred tax asset on:	105,452	8,904	—	114,357
Provision - Employee benefits	88,110	9,307		97,417
Provision - Warranty	52,448	—		52,448
Provision - Stock obsolescence	246,010	18,211	—	264,221

Deferred tax liability on:
Prepayments	(7,683)	(507)		(8,189)
	238,327	17,705	—	256,032

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
NOTE 15. TRADE PAYABLES AND RELATED PARTY
PAYABLES
Trade payables	458,573	1,799,950
Statutory payables	285,482	192,410
Other payables	42,666	29,767
	786,721	2,022,127

Payables to related entities	—	557,089

NOTE 16. BORROWINGS
Bank loan secured	655,695	—

The weighted average effective interest rate on the bank loan is 4.82% per annum (2013: N/A).

Access was available at balance date to the following lines of credit:
Bank loan secured	1,000,000	—
Used at balance date	655,695	—
Unused at balance date	344,305

The bank loan is secured against the present and future rights, property and undertakings of Malibu Boats Pty Ltd.

NOTE 17. PROVISIONS
CURRENT	369,999	340,078
Employee benefits	324,723	293,699
Warranty	694,722	633,777

NON-CURRENT
Employee benefits	11,190	11,430

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 17. PROVISIONS (CONT.)
Analysis of provisions:
	Employee benefits	Warranty	Total
	$	$	$
Balance at 1 July 2012	313,392	252,380	565,772
Additional provisions raised during the year	340,078	91,795	431,873
Amounts used	(313,392)	(50,476)	(363,868)
Balance at 30 June 2013	340,078	293,699	633,777

Balance at 1 July 2013	340,078	293,699	633,777
Additional provisions raised during the year	115,281	89,764	205,045
Amounts used	(85,360)	(58,740)	(144,100)
Balance at 30 June 2014	369,999	324,723	694,722

Provision for warranties

A provision of $324,723 at 30 June 2014 has been recognised by the company for estimated warranty claims in respect of products sold which are still under warranty at the end of the reporting period. The provision for warranties has been based upon total sales for the past three years, historical warranty claims and estimates of associated internal costs.

Based on past experience, the company does not expect the full amount of provision for warranties to be settled within the next 12 months. However, these amounts must be classified as current liabilities since the company does not have an unconditional right to defer the settlement of these amounts in the event claims are made.

Provision for employee benefits

Provision for employee benefits represents amounts accrued for annual leave and long service leave.

The current portion for this provision includes the total amount accrued for annual leave entitlements and the amounts accrued for long service leave entitlements that have vested due to employees having completed the required period of service. Based on past experience, the company does not expect the full amount of long service leave balances classified as current liabilities to be settled within the next 12 months. However, these amounts must be classified as current liabilities since the company does not have an unconditional right to defer the settlement of these amounts in the event employees wish to use their leave entitlement.

The non-current portion for this provision includes amounts accrued for long service leave entitlements that have not yet vested in relation to those employees who have not yet completed the required period of service.

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
NOTE 18. OTHER LIABILITIES
Deposits held	15,000	18,443

NOTE 19. ISSUED CAPITAL
10 fully paid shares (2013: 10 fully paid ordinary shares)	10	10

The company has authorised share capital amounting to 10 ordinary shares of no par value.

Ordinary shares participate in dividends and the proceeds on winding up of the company in proportion to the number of shares held.

At the shareholders’ meetings each ordinary share is entitled to one vote when a poll is called, otherwise each shareholder has one vote on a show of hands.

Capital Management

Management controls the capital of the company in order to maintain a good debt to equity ratio, provide the shareholders with adequate returns and ensure that the company can fund its operations and continue as a going concern.

The company’s debt and capital includes ordinary share capital and financial liabilities, supported by financial assets.
There are no externally imposed capital requirements.

Management effectively manages the company’s capital by assessing the company’s financial risks and adjusting its capital structure in response to changes in these risks and in the market. These responses include the management of debt levels, distributions to shareholders and share issues.

The gearing ratios for the years ended 30 June 2014 and 30 June 2013 are as follows:

	Notes	2014	2013
		$	$
Borrowings	16	655,695	—
Trade payables	15	786,721	2,022,127
Related party payables	15	—	557,089
Total debt		1,442,416	2,579,216
Total equity		11,421,207	9,854,035
Total capital		12,863,623	12,433,251
Gearing ratio		11%	21%

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 20. COMMITMENTS
The company has no capital, leasing or expenditure commitments.

NOTE 21. CONTINGENT LIABILITIES AND ASSETS
The directors are not aware of any contingent liabilities or contingent assets.

	2014	2013
	$	$
NOTE 22. CASH FLOW INFORMATION

(a) Reconciliation of Cash
Cash at the end of the financial year as shown in the statement
Cash and cash equivalents	5,358,912	6,363,304

(b) Reconciliation of Cash Flow from Operations with Profit/(Loss) from Ordinary Activities after income tax:
Profit/(loss) from Ordinary Activities after income tax	2,101,961	1,567,228

Non-cash flows in ordinary activities:
Depreciation and amortisation expense	309,130	224,628
Loss on disposal of fixed assets	2,851	29,851

Changes in assets and liabilities:
(Increase) / decrease in trade receivables	(614,131)	19,141
(Increase) / decrease in inventories	(798,395)	(202,943)
(Increase) / decrease in other assets	(8,168)	1,597
(Increase) / decrease in deferred tax assets	(17,705)	(24,509)
Increase/ (decrease) in trade payables	(1,235,406)	732,669
Increase/ (decrease) in current tax liabilities	311,402	112,612
Increase/ (decrease) in other liabilities	(3,443)	(10,737)
Increase/ (decrease) in provisions	60,705	79,435

Cash flows from operating activities	108,800	2,528,973

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 23. EVENTS AFTER THE REPORTING PERIOD
A fully franked dividend of $6,936,268 was paid on 30 September 2014.

Other than the item disclosed above, there were no matters or circumstances which have arisen since the end of the financial year to 21 October 2014 which require disclosure.

NOTE 24. RELATED PARTY TRANSACTIONS
The company’s main related parties are as follows:

Key management personnel

Any person(s) having authority and responsibility for planning, directing and controlling the activities of the entity, directly or indirectly, including any director (whether executive or otherwise) of that entity, is considered key management personnel.

For details of disclosures relating to key management personnel, refer to Note 5.

Other related parties

Other related parties include close family members of key management personnel and entities that are controlled or jointly controlled by those key management personnel, individually or collectively with their close family members.

Transactions with related parties

Transactions between related parties are on normal commercial terms and conditions no more favourable than those available to other parties unless otherwise stated.

The following transactions occurred with related parties:
	2014	2013
	$	$
(i). Occupancy expenses
A trust controlled by Xavier West, a director, and his wife leases the premises to the company.	325,254	312,781

(ii). Related party receivables
Unsecured loans were made to companies' controlled by Xavier West, a director, and his wife. There was no interest receivable from these loans.

Receivables from related entities:
Beginning of the year	1,252,756	1,493,470
Loans advances	658,689	-
Loan repayment received	-	(240,714)
End of the year	1,911,445	1,252,756

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

	2014	2013
	$	$
NOTE 24. RELATED PARTY TRANSACTIONS (CONT.)
(iii). Related party payables
Unsecured loans were received from companies' controlled by Xavier West, a director, and his wife. There was no interest payable on these loans.

Payables to related entities:
Beginning of the year	(557,089)	(63,620)
Loans advances received	-	(493,469)
Loan repayments made	557,089	-
End of the year	-	(557,089)

NOTE 25. ECONOMIC DEPENDENCE
The continuing production of boats is dependent upon supply of input materials from Malibu Boats Inc. Purchases from Malibu Boats Inc. represented 35% of purchases in 2014 (2013: 29%).

NOTE 26. FINANCIAL RISK MANAGEMENT
The company’s financial instruments consist mainly of deposits with banks, accounts receivable and payable, loans to related parties, and bank loans.

The totals for each category of financial instruments, measured in accordance with AASB 139: Financial Instruments: Recognition and Measurement as detailed in the accounting policies to these financial statements, are as follows:

	Notes	2014	2013
		$	$
Financial assets
Cash and cash equivalents	8	5,358,912	6,363,304
Trade receivables	9	706,607	92,476
Related party receivables	9	1,911,445	1,252,756
Total financial assets		7,976,964	7,708,536

Financial liabilities
Trade payables	15	786,721	2,022,127
Related party payables	15	-	557,089
Borrowings	16	655,695	-
Total financial liabilities		1,442,416	2,579,216

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 26. FINANCIAL RISK MANAGEMENT (CONT.)

Financial Risk Management Policies

The directors’ overall risk management strategy seeks to assist the company in meeting its financial targets, while minimising potential adverse effects on financial performance.

Specific Financial Risk Exposures and Management

The main risks the company is exposed to through its financial instruments are credit risk, liquidity risk, and market risk relating to interest rate risk and foreign exchange risk.

(i). Credit risk

Exposure to credit risk relating to financial assets arises from the potential non-performance by counterparties of contract obligations that could lead to a financial loss to the company.

Credit risk is managed through maintaining procedures ensuring, to the extent possible, that customers and counterparties to transactions are of sound credit worthiness and includes the utilisation of systems for the approval, granting and renewal of credit limits, the regular monitoring of exposures against such limits and the monitoring of the financial stability of significant customers and counterparties. Such monitoring is used in assessing receivables for impairment. Credit terms are generally 30 days from the date of invoice.

Risk is also minimised through investing surplus funds in financial institutions that maintain a high credit rating or in entities that the finance committee has otherwise assessed as being financially sound. Where the company is unable to ascertain a satisfactory credit risk profile in relation to a customer or counterparty, the risk may be further managed through title retention clauses over goods or obtaining security by way of personal or commercial guarantees over assets of sufficient value which can be claimed against in the event of any default.

Credit risk exposures

The maximum exposure to credit risk by class of recognised financial assets at the end of the reporting period, excluding the value of any collateral or other security held, is equivalent to the carrying amount and classification of those financial assets (net of any provisions) as presented in the statement of financial position.

Trade and other receivables that are neither past due nor impaired are considered to be of high credit quality. Details with respect to credit risk of trade and other receivables are provided in Note 9.

Credit risk related to balances with banks and other financial institutions is managed by the directors. The following table provides information regarding the credit risk relating to cash and money market securities based on Standard and Poor’s counterparty credit ratings:

	Notes	2014	2013
		$	$
Cash and cash equivalents
- AAA rated	8	5,358,912	6,363,304

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 26. FINANCIAL RISK MANAGEMENT (CONT.)

(ii). Liquidity risk

Liquidity risk arises from the possibility that the company might encounter difficulty in settling its debts or otherwise meeting its obligations related to financial liabilities. The company manages this risk through the following mechanisms:

•	preparing forward-looking cash flow analyses in relation to its operating, investing and financing activities;

•	monitoring undrawn credit facilities;

•	managing credit risk related to financial assets;

•	only investing surplus cash with major financial institutions; and

•	comparing the maturity profile of financial liabilities with the realisation profile of financial assets.

The table below reflects an undiscounted contractual maturity analysis for financial liabilities.

Cash flows realised from financial assets reflect management’s expectation as to the timing of realisation. Actual timing may therefore differ from that disclosed. The timings of cash flows presented in the table to settle financial liabilities reflect the earliest contractual settlement dates and do not reflect management’s expectations that banking facilities will be rolled forward.

	Within 1 year		Over 1 year		Total
	2014	2013	2014	2013	2014	2013
	$	$	$	$	$	$
Financial liabilities due for payment
Trade payables	786,721	2,022,127	—	—	786,721	2,022,127
Related party payables	—	557,089	—	—	—	557,089
Borrowings	655,695	—	—	—	655,695	—
Total expected outflows	1,442,416	2,579,216	—	—	1,442,416	2,579,216

Financial assets - cash flows realisable
Cash and cash equivalents	5,358,912	6,363,304	—	—	5,358,912	6,363,304
Trade receivables	706,607	92,476	—	—	706,607	92,476
Related party receivables	1,911,445	1,252,756	—	—	1,911,445	1,252,756
Total anticipated inflows	7,976,964	7,708,536	—	—	7,976,964	7,708,536
Net (outflow)/inflow on financial instruments	6,534,548	5,129,319	—	—	6,534,548	5,129,319

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 26. FINANCIAL RISK MANAGEMENT (CONT.)

(iii). Market risk

Interest rate risk

Exposure to interest rate risk arises on financial assets and financial liabilities recognised at the end of the reporting period whereby a future change in interest rates will affect future cash flows or the fair value of fixed rate financial instruments. The company is also exposed to earnings volatility on floating rate instruments. The financial instruments that expose the company to interest rate risk are limited to borrowings, and cash and cash equivalents.

	Notes	2014	2013
		$	$
Floating rate instruments
Borrowings	16	655,695	—

Foreign exchange risk

Exposure to foreign exchange risk may result in the fair value or future cash flows of a financial instrument fluctuating due to movement in foreign exchange rates of currencies in which the company holds financial instruments which are other than the AUD functional currency of the company. The exchange rate used in translating the balance at 30 June 2013 was $AUD1.00:$USD 0.91.

	Notes	2014	2013
		$	$
		USD	USD
Financial assets
Trade receivables		—	—

Financial liabilities
Trade payables		—	879,508
Statement of financial position exposure			(879,508)

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 26. FINANCIAL RISK MANAGEMENT (CONT.)

(iii). Market risk (cont.)

Sensitivity analysis

The following table illustrates sensitivities to the company’s exposures to changes in interest rates and foreign exchange rates. The table indicates the impact on how profit and equity values reported at the end of the reporting period would have been affected by changes in the relevant risk variable that management considers to be reasonably possible.

	Profit	Equity
	$	$
Year ended 30 June 2014
+/- 2% in interest rates	55,333	55,333
+/- 10% in foreign exchange rates	1,063,323	1,063,323

Year ended 30 June 2013
+/- 2% in interest rates	113,872	113,872
+/- 10% in foreign exchange rates	790,241	790,241

There have been no changes in any of the assumptions used to prepare the above sensitivity analysis from the prior year.

Fair Values

The fair values of financial assets and financial liabilities are presented in the following table and can be compared to their carrying amounts as presented in the statement of financial position. The carrying value of receivables and payables is a reasonable approximation of their fair values due to the short-term nature.

		Carrying		Carrying
		Amount	Fair Value	Amount	Fair Value
	Notes	2014	2014	2013	2013
		$	$	$	$
Financial assets
Cash and cash equivalents	8	5,358,912	5,358,912	6,363,304	6,363,304
Trade receivables	9	706,607	706,607	92,476	92,476
Related party receivables	9	1,911,445	1,911,445	1,252,756	1,252,756
Total financial assets		7,976,964	7,976,964	7,708,536	7,708,536

Financial liabilities
Trade payables	15	786,721	786,721	2,022,127	2,022,127
Related party payables	15	—	—	557,089	557,089
Borrowings	16	655,695	655,695	—	—
Total financial liabilities		1,442,416	1,442,416	2,579,216	2,579,216

MALIBU BOATS PTY LTD

Notes to the Financial Statements
For the years ended 30 June 2014 and 2013

NOTE 27. OPERATING SEGMENTS
Malibu Boats Pty Ltd operates in one geographical area, being Australia.

The company has three major customers which accounts for $14,308,310 (63%) of revenue (2013: $13,686,894 (65%)).

NOTE 28. COMPANY DETAILS
The registered office of the company is:
Malibu Boats Pty Ltd
601 Stanley Street
ALBURY NSW 2640

The principal place of business is:
Malibu Boats Pty Ltd
813 Hope Court
NORTH ALBURY NSW 2640